UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2024
Crown Castle Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16441	76-0470458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8020 Katy Freeway, Houston, Texas 77024-1908
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (713) 570-3000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CCI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02—DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
(d) On May 22, 2024, shortly following the 2024 Annual Meeting of Stockholders ("2024 Annual Meeting"), the Board of Directors ("Board") of Crown Castle Inc. ("Company") approved expanding the size of the Board to 13 members and reappointing Steven J. Moskowitz, the Company's President and Chief Executive Officer, as a director. As previously disclosed by the Company, Mr. Moskowitz served as a director until the expiration of his term at the 2024 Annual Meeting and did not stand for election to the Board at the 2024 Annual Meeting.
There is no arrangement or understanding between Mr. Moskowitz and any other persons pursuant to which he was selected as a director, and there are no related party transactions involving Mr. Moskowitz that are reportable under Item 404(a) of Regulation S-K. In addition, there is no material plan, contract or arrangement to which Mr. Moskowitz is a party or in which he participates that is entered into or amended in connection with his appointment to the Board, or any grant or award (or modification thereto) to Mr. Moskowitz under any such plan, contract or arrangement in connection with such appointment.
For Mr. Moskowitz's biography, see the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 11, 2024.
ITEM 7.01—REGULATION FD DISCLOSURE
On May 22, 2024, the Company issued a press release noting that the Board has declared a quarterly dividend of $1.565 per share of Company common stock, par value $0.01 per share, payable on June 28, 2024 to stockholders of record at the close of business on June 14, 2024. The Company's press release is furnished herewith as Exhibit 99.1.
ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
Exhibit Index

Exhibit No.	Description
99.1	Press Release dated May 22, 2024
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
The information in Item 7.01 of this Current Report on Form 8-K ("Form 8-K") and Exhibit 99.1 attached hereto are furnished as part of this Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information or exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INC.
By:	/s/ Edward B. Adams, Jr.
	Name:	Edward B. Adams, Jr.
	Title:	Executive Vice President and General Counsel
Date: May 22, 2024